T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

Supplement to prospectus dated July 1, 2005

This updates the Tax-Free Short-Intermediate Fund`s prospectus dated July 1, 2005. On July 20, 2005, the fund`s board of directors authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in noninvestment grade securities with a rating no lower than BB to a new restriction allowing the fund to invest up to 5% of its assets in any type of noninvestment-grade security. Therefore, the prospectus has been revised as noted below.

On page 2 of the prospectus, the last sentence of the Tax-Free Short-Intermediate Fund`s investment strategy has been revised as follows:

The fund may invest up to 5% of total assets in below investment-grade securities, including those with the lowest rating or, if unrated, believed by T. Rowe Price to be noninvestment grade.

On page 40, the "High-Yield, High-Risk Bonds" operating policy has been revised to state that the Tax-Free Short-Intermediate Fund may invest up to 5% of total assets in below-investment-grade securities.

The date of this supplement is October 20, 2005

C03-041 10/20/05